UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 30, 2020 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed, Heska Corporation (the “Company”) entered into an Agreement (the “Agreement”) regarding the sale and purchase of the sole share in scil animal care company GmbH (“scil”), dated as of January 14, 2020, by and among the Company, Heska GmbH, a subsidiary of the Company (the “Purchaser”), Covetrus, Inc. (“Covetrus”) and Covetrus Animal Health Holdings Limited (the “Seller”), a subsidiary of Covetrus, pursuant to which the Purchaser agreed to purchase 100% of the capital stock of scil (the “Acquisition”). On April 1, 2020, the Company, the Purchaser, the Seller, Covetrus and Covetrus Financing Holding, Ltd entered into an amendment agreement (the “Amendment Agreement”), providing for certain amendments to the Agreement (the Agreement as amended by the Amendment Agreement, the “Amended Agreement”).

Among other things, the Amendment Agreement amends the Agreement in the following material respects: (i) reduce the aggregate purchase price from $125 million USD in cash to $110 million USD in cash, subject to working capital and other adjustments, (ii) remove the establishment of an escrow account to hold escrow funds as collateral for any indemnification claims brought by the Purchaser against the Seller in accordance with the terms of the Amended Agreement and (iii) increase the threshold for the aggregate amount of all indemnification claims from EUR 500,000 to EUR 10,000,000 before the Purchaser may be entitled to indemnification from the Seller for certain claims in accordance with the terms of the Amended Agreement.

As previously disclosed, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) regarding the issuance and sale of shares of its Series X Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), dated as of January 12, 2020, by and among the Company and Eversept Partners, L.P., funds managed by Janus Henderson Investors, Nine Ten Partners LP and Park West Asset Management LLC (collectively, the “Investors”). On March 30, 2020, the Company and each Investor entered into an amendment (the “Securities Purchase Agreement Amendment”) to the Securities Purchase Agreement (the Securities Purchase Agreement as amended by the Securities Purchase Agreement Amendment, the “Amended Securities Purchase Agreement”) to (i) reduce the aggregate number of shares of Preferred Stock to be issued and sold by the Company from 125,000 shares to 122,000 shares and (ii) reduce the conversion price of the Preferred Stock from $82.85 to $80.85, as set forth in the Certificate of Designation (as defined below in Item 5.03).

On April 1, 2020 (the “Acquisition Closing Date”), the Company completed the Acquisition in accordance with the terms of the Amended Agreement. On March 30, 2020 (the “Financing Closing Date”), in connection with the Acquisition, the Company issued and sold an aggregate of 122,000 shares of its Preferred Stock to the Investors in accordance with the terms of the Amended Securities Purchase Agreement (the “Private Placement”).

On the Financing Closing Date, in connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement registering for resale the Conversion Shares (as defined below in Item 3.02). The Company has agreed to file such registration statement on or prior to the later of (i) the 45th calendar day following the conversion of the shares of the Preferred Stock into the Conversion Shares and (ii) the 75th calendar day following the Acquisition Closing Date.

The foregoing descriptions of the Amendment Agreement, the Securities Purchase Agreement Amendment and the Registration Rights Agreement, respectively, are not complete and are qualified in their entirety by reference to the full text of the Amendment Agreement, the Securities Purchase Agreement Amendment and the Registration Rights Agreement, each attached hereto as Exhibit 2.1, Exhibit 10.1, and Exhibit 10.2, respectively, which are each incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The Acquisition was completed in accordance with the terms and conditions of the Amended Agreement. The Company completed the Acquisition in exchange for $110 million in cash (the “Purchase Price”). Pursuant to the Amended Agreement, the Purchase Price is subject to certain other purchase price adjustments.

A copy of the Agreement was filed as Exhibit 2.1 to the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 28, 2020 (the “Annual Report”) and a copy of the Amendment Agreement is attached hereto as Exhibit 2.1. The foregoing description of the Amended Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and the Amendment Agreement, which are each incorporated herein by reference.

On the Financing Closing Date, in connection with the Acquisition, the Company issued and sold an aggregate of 122,000 shares of Preferred Stock to the Investors in accordance with the terms of the Amended Securities Purchase Agreement. The shares of Preferred Stock issued and sold to each Investor were priced at $1,000 per share (the “Stated Value”), resulting in gross proceeds of $122 million to the Company. A portion of the gross proceeds from the Private Placement were used to fund the Purchase Price for the Acquisition.

The Private Placement was made in reliance upon an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act, as a transaction not involving a public offering. The shares of Preferred Stock issued and sold in the Private Placement described in this Item 3.02 have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The shares of Preferred Stock are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an initial ratio of approximately 12.4 shares of Common Stock for each share of Preferred Stock, at the option of the holders of the Preferred Stock or the Company, subject to the Company possessing sufficient unissued and otherwise unreserved shares of Common Stock under the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”). The Company expects to exercise its right to convert all shares of the Preferred Stock issued in the Private Placement into 1,508,967 shares of Common Stock (the “Conversion Shares”) after the Company’s annual shareholder meeting, subject to the receipt of an affirmative shareholder vote to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Common Stock.

A copy of the Securities Purchase Agreement was filed as Exhibit 10.68 to the Annual Report and a copy of the Securities Purchase Agreement Amendment is attached hereto as Exhibit 10.1. The foregoing description of the Amended Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and Securities Purchase Agreement Amendment, which are each incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2020, in connection with the Private Placement, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware designating the Preferred Stock.

The Preferred Stock shall rank: (i) senior to all of the Common Stock, (ii) senior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms junior to any Preferred Stock (“Junior Securities”), (iii) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Preferred Stock (“Parity Securities”) and (iv) junior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to any Preferred

Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily.

In the event of the Company’s liquidation, dissolution or winding up, holders of Preferred Stock will be entitled to, subject to prior and superior rights of the holders of Senior Securities, (i) receive, in preference to any distributions of any of the assets or surplus funds of the Company to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities, (a) the Stated Value with respect to each share of Preferred Stock held and (b) any dividends accrued but unpaid on such shares, including any residual dividends not previously paid in cash by the Company and (ii) participate pari passu with the holders of the Common Stock (on an as-converted basis) in the remaining distribution of the net assets of the Company available for distribution.

The shares of Preferred Stock generally have no voting rights, except as otherwise expressly provided in the Certificate of Designation or as otherwise required by law. However, as long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Stock, (ii) issue further shares of Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Preferred Stock or (iii) enter into any agreement with respect to any of the foregoing.

Subject to certain limitations, including that the Company possesses sufficient unissued and otherwise unreserved shares of Common Stock under the Certificate of Incorporation, each share of Preferred Stock is convertible, at any time at the option of the holder thereof or the Company, into a number of shares of Common Stock equal to the Stated Value of each share divided by the conversion price of $80.85, subject to adjustment as set forth in the Certificate of Designation.

Commencing after May 1, 2020, each share of Preferred Stock outstanding and not converted into Common Stock will accrue dividends on a daily basis at an initial per annum rate of 5.75% of the Stated Value and increasing in subsequent periods up to a maximum per annum rate of 7.25% of the Stated Value. Dividends will be payable in accordance with the terms and conditions of the Certificate of Designation.

A copy of the Certificate of Designation is filed as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing description of the Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designation.

Item 8.01    Other Events.

On April 1, 2020, the Company issued a press release announcing the completion of the Acquisition and the Private Placement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

The financial statements required by Item 9.01(a) and Item 9.01(b) are not included in this filing. The required financial statements will be filed not later than 71 calendar days after April 7, 2020, the date that Item 2.01 of this Current Report on Form 8-K was required to be filed.

(d)    Exhibits.

Exhibit Number	Description

2.1#	Amendment Agreement dated April 1, 2020
3.1#	Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock
10.1	Amendment to the Securities Purchase Agreement dated March 30, 2020
10.2#	Registration Rights Agreement dated March 30, 2020
99.1	Press release of the Company dated April 1, 2020

# Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

Forward-Looking Statements
This document contains forward-looking information related to the Company. This forward-looking information generally includes statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. All of the statements in this document, other than historical facts, are forward-looking statements and are based on a number of assumptions that could ultimately prove inaccurate and cause actual results to materially deviate from forward-looking statements. Forward-looking statements in this document include, among other things, statements with respect to the expected conversion of the Preferred Stock into shares of Common Stock. Such statements are subject to risks and uncertainties, including, but not limited to, the obtaining of shareholder approval to increase the number of shares of Common Stock authorized by the Certificate of Incorporation. Other factors that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: April 1, 2020	By: /s/ Eleanor F. Baker Eleanor F. Baker Vice President, General Counsel and Secretary